                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




                       Date of Report:  August 13, 1998



                              SEMCO Energy, Inc.
            (Exact name of registrant as specified in its charter)




   Michigan                         0-8503                       38-2144267
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code               810-987-2200

Item 7.(c)   Exhibits.

    (1) Purchase Agreement between SEMCO Energy, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P., as Representatives of the several Underwriters pertaining to an offering of 1,600,000 Shares of Common Stock.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                     (Registrant)



Dated:  August 13, 1998                 By: /s/ William L. Johnson
                                            --------------------------------
                                            William L. Johnson
                                            President and C.E.O.

                                EXHIBIT INDEX
                                   Form 8-K
                               August 13, 1998

                                                             Filed
                                                  ----------------------------
Exhibit                                                                  By
  No.     Description                             Herewith           Reference
-------   -----------                             --------           ---------

   1      Purchase Agreement between SEMCO            X
          Energy, Inc. and Merrill Lynch &
          Co., Merrill Lynch, Pierce, Fenner
          & Smith Incorporated, A.G. Edwards
          & Sons, Inc. and Edward D. Jones &
          Co., L.P., as Representatives of the
          several Underwriters pertaining to an
          offering of 1,600,000 Shares of
          Common Stock.



                                     -3-